THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, (B) THE BORROWER RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE NOTE (CONCURRED IN BY LEGAL COUNSEL FOR THE BORROWER) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE BORROWER OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.


                               SVI HOLDINGS, INC.
           CONVERTIBLE PROMISSORY NOTE AND GRANT OF SECURITY INTEREST

Loan Amount: $500,000                                       Spokane, Washington
Interest Rate: 10%                                            December 14, 2000

                  FOR VALUE RECEIVED, the undersigned, SVI Holdings ("Borrower"), hereby promises to pay to the order of Koyah Leverage Partners L.P. ("Lender"), at such place as Lender may designate by written notice to Borrower, by wire transfer of immediately available funds, the principal sum of Five Hundred Thousand Dollars ($500,000), with interest, to be paid and secured as set forth below.

         1. PAYMENTS. If not earlier converted into shares of the Borrower's next round of equity financing pursuant to Section 9, the entire principal balance of this Convertible Promissory Note and Grant of Security Interest (this "Note"), together with all accrued but unpaid interest thereon, shall be due and payable in a single installment on demand on February 14, 2001 (the "Maturity Date"). Interest on the outstanding principal balance hereunder shall accrue at the rate of 10% per annum simple interest, calculated on the basis of a three hundred sixty day year.

         2. PREPAYMENT. Borrower may not prepay all or any portion of this Note at any time without consent of the Lender.

         3. COLLECTION COSTS BORNE BY BORROWER. Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys' fees, incurred by Lender in any action brought to enforce the terms of this Note and/or to collect this Note, and in any appeal thereof.

         4. LATE CHARGE. If payment of principal or interest under this Note shall not be made within five (5) days after written demand is made (on or after the Maturity Date), Borrower agrees to pay, in addition to the unpaid principal or interest, interest on such defaulted amount from the date of the written demand up to the date of actual payment (after as well as before judgment) at a rate of two percent (2%) per annum above the rate which would have been payable above or the maximum rate of interest permitted to be charged by applicable law, whichever is less.

         5. GRANT OF SECURITY INTEREST. To secure the obligations of Borrower herein, Borrower hereby grants to Lender a security interest in any and all right title and interest Borrower now or hereafter has, whether direct, indirect or beneficial, in the following:

                  (a) that certain Island Pacific Systems Modification Agreement between Island Pacific Systems Corporation and Toys "R" Us, Inc. dated May 20, 1999;

                  (b) that certain License Agreement for Software Products between Island Pacific Systems Corporation and Toys "R" Us, Inc. dated May 20, 1999 (the "Toys "R" Us, Inc. Agreement");

                  (c) any attachment made to the Toys "R" Us, Inc. Agreement pursuant to Section 4 of the Toys "R" Us, Inc. Agreement; and

                  (d) that certain letter agreement between Island Pacific Systems Corporation and Toys "R" Us, Inc. dated January 14, 2000;

                  whether such right title or interest be in whole or in part in the form of an account, a chattel interest, general intangible, right to receive payment or any other asset (collectively, the "Security Interest").

                  Borrower shall take such action as Lender may request, (1) to perfect the Security Interest, including but not limited to taking such action as Borrower may request to file a UCC-1 with respect to such security interest in such place or places as may be appropriate within ten (10) days of the date of this Note, (2) to execute a more definitive security agreement regarding the Security Interest in such form as Lender may approve in Lender's sole discretion within ten (10) days of the date of this Note, and (3) to obtain any release of any security interest in favor of other parties the same collateral and any consent of any other parties required for grant of the Security Interest in favor of Lender within ten (10) days of the date of this Note.

                  Upon any payment in full or conversion in full of the note Lender agrees to release the Security Interest.

         6. GOVERNING LAW. This Note shall be governed by and interpreted in accordance with the laws of the State of Washington, except as they may be preempted by federal law. In any action brought or arising out of this Note, Borrower and Lender hereby consent to the jurisdiction of any federal or state court having proper venue within the State of Washington and also consent to the service of process by any means authorized by the Washington law or federal law.

         7. SUCCESSORS. This Note shall be binding upon Borrower and the permitted successors and assigns of Borrower. Nothing in this Note, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note.

         8. SEVERABILITY. If any part of this Note is determined to be illegal or unenforceable, all other parts shall remain in full force and effect.

         9. CONVERSION OF NOTE INTO SHARES OF NEXT EQUITY FINANCING. The entire principal balance of this Note and all accrued but unpaid interest thereon or portions thereof (such amount, the "Total Amount") shall be automatically converted into the common stock and warrants of Borrower upon the closing of the transaction contemplated pursuant to the terms in the Term Sheet attached hereto as Exhibit A (the "Equity Financing"), subject to the completion and execution by Borrower and Lender of definitive agreements incorporating the terms set forth in Exhibit A and other customary terms and conditions which are satisfactory to the Lender in the Lender's sole discretion. The Lender and the Borrower expect that the first Equity Financing will close on or before December 22, 2000.

         10. WARRANT. As additional consideration for this Note, Borrower agrees that if the Equity Financing does not, or will not close on or before February 14, 2001, for any reason whatsoever (and whether or not this note is prepaid or Lender exercised its option to convert under Section 11 below), Borrower shall immediately issue to Lender a warrant in the form set forth in Exhibit B attached hereto.

         11. OPTION TO CONVERT. Until the principal, accrued interest and any late fees or penalties hereunder have been paid in full by the Borrower, Lender shall have the continuing option from time to time to convert the principal balance of this Note and all accrued but unpaid interest thereon or portions thereof into the common stock of Borrower at a price of $0.85 per share. Lender may exercise this right by providing written notice to Borrower at any time. Upon receipt of such notice, such portion of the principal balance and/or accrued interest of this Note as Lender may elect in its written notice to Borrower shall automatically convert to the common stock of Borrower at a price of $0.85 per share upon receipt of such notice by Borrower. Upon receipt of any such notice by Borrower from time to time, Borrower shall promptly deliver to Lender a certificate evidencing Lender's ownership of the number of shares of common stock with respect to which Lender has exercised its option.

         12. REGISTRATION BY THE COMPANY. If the Company proposes to register any of its stock or other securities under the 1933 Act in connection with the public offering of such securities, the Company shall, at such time, promptly give the Lender notice of such registration. On the request of the Lender given within thirty (30) days after such notice by the Company, the Company shall cause to be registered, at its expense, under the Securities Act of 1933 all shares of common stock issued to the Lender (1) upon any optional conversion under Section 11 or (2) upon any exercise from time to time of the Warrant ( (collectively the "Stock"). In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required to include the Lender shares of Stock in such underwriting, unless the Lender accepts the terms of the underwriting as agreed between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enters into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company, provided that the number of shares of Stock requested by the Lender to be included in such offering shall not be reduced unless all other securities, other than securities registered by the Company, are first entirely excluded from such offering.

         13. MISCELLANEOUS.

                  (a) No delay or omission on the part of Lender in exercising any right under this Note shall operate as a waiver of such right or of any other right under this Note.

                  (b) Borrower hereby waives presentation for payment, demand, notice of demand and of dishonor and non-payment of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party. The pleading of any statute of limitations as a defense to any demand against the Borrower, any endorsers, guarantors and sureties of this Note is expressly waived by each and all of such parties to the extent permitted by law. Time is of the essence under this Note.

                  (c) Any payment hereunder shall first be applied to any collections costs, then against accrued and unpaid interest hereunder and then against the outstanding principal balance of this Note.

                  (d) Borrower hereby represents and warrants to Lender that its articles of incorporation authorize the issuance of a sufficient number of shares of common stock of the Borrower to meet any obligations under this Note.

                  (e) This note shall be governed by the laws of the State of Washington.



         ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                  IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its corporate name by its duly authorized officer and dated the day and year first above written.

                                             SVI Holdings, Inc.


                                             By: /s/ Barry M. Schechter
                                                 -------------------------------

                                             Its: President and Chief Executive
                                                  Officer
                                                  ------------------------------